Exhibit 99.2

Associated Estates Realty Corporation
Second Quarter 2010
Earnings Release and Supplemental Financial Data

Riverside Station, a Class A property located in Woodbridge, VA, was acquired by Associated Estates on May 18, 2010.  The community was built in 2005 and is located 20 miles south of Washington, D.C.  The 304 unit property is located adjacent to a Virginia Railway Express (VRE) station and is two miles east of I-95, which allows for an easy commute to Washington D.C.  Riverside Station is in close proximity to major employment centers, Potomac Mills Mall, Potomac Town Center and Leesylvania State Park.  Many of the units have views of the Potomac River and amenities include both attached and detached garages, a fitness center, playground, outdoor pool, media room and executive business center.

Riverside Station	Phone:	(866) 861-1244
14110 Big Crest Lane	Fax:	(703) 583-1185
Woodbridge, Virginia 22191	Web Site:	www.riversidestation.com

Investor Contact:	Media Contact:
Jeremy Goldberg	Kimberly Kanary
Senior Director of Corporate Finance	Director of Corporate Communications
and Investor Relations	(216) 797-8718
(216) 797-8715	kkanary@AssociatedEstates.com
jgoldberg@AssociatedEstates.com

Associated Estates Realty Corporation Second Quarter 2010 Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2010 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; our ability to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units that we own or manage; competition from other available multifamily units and changes in market rental rates; new acquisitions and/or development projects may fail to perform in accordance with our expectations; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs and real estate tax valuation reassessments or millage rate increases; our inability to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against us; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by our insurance; catastrophic property damage losses that are not covered by our insurance; our ability to acquire properties at prices consistent with our investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence, among others; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of our properties or the neighborhoods in which they are located; and construction and construction business risks.

2

Associated Estates Realty Corporation Second Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS SECOND QUARTER RESULTS
Same Community Revenue and Occupancy Up

Cleveland, Ohio – July 26, 2010 – Associated Estates Realty Corporation (NYSE: AEC) (NASDAQ: AEC) today reported funds from operations (FFO) for the second quarter ended June 30, 2010 of $0.15 per common share (basic and diluted), compared with $0.33 per common share (basic and diluted), for the second quarter ended June 30, 2009.  FFO as adjusted for the second quarter of 2010 was $0.21 per common share (basic and diluted) after adjusting for non-cash charges of approximately $1.0 million and $700,000, respectively, associated with the redemption of the Company’s Series B preferred shares and trust preferred debt, or $0.06 per common share.  FFO as adjusted for the second quarter of 2009 was $0.33 per common share (basic and diluted).  The lower per share 2010 FFO and FFO as adjusted amounts reflect the issuance of 14.4 million shares during the first half of 2010.

Net loss applicable to common shares was $4.5 million or $0.17 per common share (basic and diluted) for the second quarter ended June 30, 2010, compared with net income applicable to common shares of $10.3 million or $0.62 per common share (basic and diluted) for the second quarter ended June 30, 2009.  The June 30, 2009 results include $0.78 per share (basic and diluted) attributable to income from discontinued operations; primarily due to gains from a property disposition.

Total revenue for the second quarter 2010 was $34.9 million compared with $32.7 million for the second quarter 2009.

“Apartment conditions in the first half were better than we expected,” said Jeffrey I. Friedman, president and chief executive officer.  “Our management team continues to be extremely focused during this choppy economic recovery,” Friedman added.

A reconciliation of net (loss) income attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.

Same Community Portfolio Results

Net operating income (NOI) for the second quarter of 2010 for the Company’s same community portfolio decreased 0.2 percent as a result of revenue increasing 0.6 percent and property operating expenses increasing 1.7 percent, compared with the second quarter of 2009.  Physical occupancy was 96.6 percent at the end of the second quarter as compared with 95.4 percent at the end of the second quarter of 2009.  Average net rent collected per unit for the second quarter for the same community properties was $859 per month compared with $855 in the second quarter of 2009.  Net rent collected per unit for the second quarter for the Company’s same community Midwest portfolio decreased 0.4 percent to $785 and net collected rent per unit for the Company’s same community Mid-Atlantic portfolio decreased 0.2 percent to $1,165, while net rent collected per unit for the Company’s same community properties in the Southeast markets increased 3.0 percent to $900.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 23.

First Half Performance

FFO as adjusted for the six months ended June 30, 2010, was $0.39 per common share (basic and diluted) and excludes a credit to expenses of $553,000 or approximately $0.02 per common share for a refund of defeasance costs on certain previously defeased loans and the previously mentioned non-cash charges of $1.0 million and $700,000, respectively, associated with the redemption of the Company’s Series B preferred shares and trust preferred debt.  FFO as adjusted for the first half of 2009 was $0.65 per common share (basic and diluted) and excludes a credit to expenses of $563,000 or approximately $0.03 per common share for a refund of defeasance costs on certain previously defeased loans.  As previously mentioned, the lower per share 2010 FFO and FFO as adjusted amounts reflect the issuance of 14.4 million shares during the first half of 2010.

3

Associated Estates Realty Corporation Second Quarter Earnings

For the six months ended June 30, 2010, net loss applicable to common shares was $8.5 million or $0.35 per common share (basic and diluted) compared to net income applicable to common shares of $9.3 million or $0.56 per common share (basic and diluted) for the period ended June 30, 2009.  The results for the six month period ended June 30, 2009, include income from discontinued operations of $0.94 per common share; primarily due to gains from property dispositions.

A reconciliation of net (loss) income attributable to the Company to FFO and FFO as adjusted, is included on page 10.

NOI for the six months ended June 30, 2010, for the Company’s Same Community portfolio, decreased 1.0 percent due to flat revenue and a 1.4 percent increase in property operating expenses compared to the first six months of 2009.

Acquisitions

On May 18, the Company purchased Riverside Station Apartments, a Class A apartment community located in Woodbridge, Virginia.  The property was built in 2005, contains 304 units and is approximately 20 miles south of the District of Columbia.

Equity and Debt Financing

The Company completed the sale of 14,375,000 common shares in the first half of 2010 resulting in net proceeds of approximately $169.2 million.  The use of proceeds included repaying debt, redeeming preferred shares and partially funding the Woodbridge, Virginia acquisition.

As of June 30, 2010, the Company had $35.0 million outstanding on its $150.0 million unsecured revolving credit facility.  For the remainder of 2010, the Company has $21.0 million of debt maturing in December, which it plans to refinance.

“It’s been a transformational first half.  Given our capital market activity and the impact of the use of proceeds from that activity, our balance sheet is very well-positioned,” said Lou Fatica, vice president, chief financial officer and treasurer.

2010 Outlook

The Company has increased its current full year FFO as adjusted guidance range to $0.87 to $0.93 per common share.  Detailed assumptions relating to the Company's earnings guidance can be found on page 25.

Conference Call

A conference call to discuss the results will be held on Tuesday, July 27 at 2:00 p.m. Eastern.  To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.”

Via the Internet (listen only):  Access the Company's website at  www.AssociatedEstates.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q2 2010 Earnings Webcast" link.  The webcast will be archived through August 10, 2010.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Six Months Ended June 30, 2010 and 2009 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING INFORMATION	2010	2009	2010	2009

Total revenue	$34,880	$32,748	$67,836	$65,137
Property revenue	$32,962	$32,138	$64,607	$63,962
Net (loss) income applicable to common shares	$(4,547)	$10,250	$(8,503)	$9,260
Per share - basic and diluted	$(0.17)	$0.62	$(0.35)	$0.56

Funds from Operations (FFO) (1)	$4,012	$5,418	$8,278	$11,296

FFO as adjusted (1)	$5,732	$5,418	$9,445	$10,733

FFO per share - basic and diluted	$0.15	$0.33	$0.34	$0.69

FFO as adjusted per share - basic and diluted	$0.21	$0.33	$0.39	$0.65

Funds Available for Distribution (FAD) (1)	$4,451	$4,397	$7,723	$9,049

Dividends per share	$0.17	$0.17	$0.34	$0.34

Payout ratio - FFO	113.3%	51.5%	100.0%	49.3%
Payout ratio - FFO as adjusted	81.0%	51.5%	87.2%	52.3%
Payout ratio - FAD	106.3%	63.0%	106.3%	61.8%

General and administrative expense	$3,692	$3,165	$7,397	$6,304
Interest expense (2)	$7,262	$8,435	$15,494	$16,865
Interest coverage ratio (3)	1.92:1	1.79:1	1.75:1	1.78:1
Fixed charge coverage ratio (4)	1.70:1	1.60:1	1.55:1	1.59:1
General and administrative expense to property revenue	11.2%	9.8%	11.4%	9.9%
Interest expense to property revenue	22.0%	26.2%	24.0%	26.4%
Property NOI (5)	$ 18,700	$ 18,326	$ 36,421	$ 36,396
ROA (6)	7.7%	8.0%	7.7%	8.0%
Same Community revenue increase (decrease)	0.6%	(1.1)%	0.0%	(0.7)%
Same Community expense increase	1.7%	0.1%	1.4%	2.0%
Same Community NOI decrease	(0.2)%	(1.9)%	(1.0)%	(2.7)%
Same Community operating margins	56.6%	57.0%	56.3%	56.9%

(1)	See page 10 for a reconciliation of net (loss) income attributable to AERC to these non-GAAP measurements and page 26 for the Company's definition of these non-GAAP measurements.

(2)

Excludes amortization of financing fees of $315 and $697 for 2010 and $301 and $617 for 2009.  The six months ended 2010 excludes a credit of $(553) and the six months ended 2009 excludes a credit of $(563) for refunds of defeasance costs for previously defeased loans.  In addition, the three and six months ended 2010 excludes $727 for issuance costs for the redemption of trust preferred securities.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(4)

Represents interest expense and preferred stock dividend payment coverage, excluding costs/credits, other prepayment costs and preferred share redemption costs.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(6)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding held for sale assets.

5

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2010 (Unaudited; in thousands, except per share and ratio data)

	June 30,	December 31,
MARKET CAPITALIZATION DATA	2010	2009

Net real estate assets	$682,443	$638,535
Total assets	$709,388	$662,505

Debt	$463,716	$525,836
Noncontrolling redeemable interest	$1,734	$1,829
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$-	$48,263
Total shareholders' equity	$212,011	$99,440

Common shares outstanding	32,120	16,676
Share price, end of period	$12.95	$11.27

Total market capitalization	$879,670	$762,038

Undepreciated book value of real estate assets	$1,000,602	$940,643

Debt to undepreciated book value of real estate assets	46.3%	55.9%
Debt and preferred stock to undepreciated book value of real estate assets	46.3%	61.0%
Debt to total market capitalization	52.7%	69.0%
Debt and preferred stock to total market capitalization	52.7%	75.3%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	5.3%	6.0%

6

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2010

			Average Age
		Number	of Owned
PORTFOLIO INFORMATION	Properties	of Units	Properties

Company Portfolio:
Directly Owned:
Same Community Midwest	34	7,648	18
Same Community Mid-Atlantic	6	1,471	13
Same Community Southeast	8	2,989	14
Total Same Community	48	12,108	16

Acquisitions	1	304	5
Development (1)	-	60	-
Total Directly Owned	49	12,472	16
Third Party Managed	1	258
Total Company Portfolio	50	12,730

(1)	Represents 60 units recently constructed on vacant land adjacent to River Forest Apartments in Richmond, Virginia.

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Second Quarter 2010 (Unaudited; dollar amounts in thousands)

	June 30,	December 31,
	2010	2009
ASSETS

Real estate assets
Investment in real estate	$999,941	$935,846
Construction in progress	661	4,797
Less: accumulated depreciation	(318,159)	(302,108)
Real estate, net	682,443	638,535
Cash and cash equivalents	6,127	3,600
Restricted cash	7,868	7,093
Other assets	12,950	13,277
Total assets	$709,388	$662,505

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$428,716	$487,556
Unsecured revolving credit facility	35,000	12,500
Unsecured debt	-	25,780
Total debt	463,716	525,836
Accounts payable, accrued expenses and other liabilities	31,927	35,400
Total liabilities	495,643	561,236

Noncontrolling redeemable interest	1,734	1,829

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation
preference, 232,000 issued and 193,050 outstanding at December 31, 2009	-	48,263
Common shares, without par value; $.10 stated value; 91,000,000 authorized; 37,370,763 issued and 32,120,206 outstanding at
June 30, 2010 and 22,995,763 issued and 16,675,826 outstanding
at December 31, 2009, respectively	3,737	2,300
Paid-in capital	455,104	283,090
Accumulated distributions in excess of accumulated net income	(187,633)	(168,822)
Accumulated other comprehensive loss	(296)	(1,420)
Less: Treasury shares, at cost, 5,250,557 and 6,319,937 shares
at June 30, 2010 and December 31, 2009, respectively	(58,901)	(63,971)
Total shareholders' equity	212,011	99,440
Total liabilities and shareholders' equity	$709,388	$662,505

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Six Months Ended June 30, 2010 and 2009 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
REVENUE
Property revenue	$32,962	$32,138	$64,607	$63,962
Management and service company revenue:
Fees, reimbursements and other	290	357	498	825
Construction and other services	1,628	253	2,731	350
Total revenue	34,880	32,748	67,836	65,137

EXPENSES
Property operating and maintenance	14,262	13,812	28,186	27,566
Depreciation and amortization	8,971	8,587	17,591	17,795
Direct property management and service company expense	277	348	409	708
Construction and other services	1,885	322	3,301	535
General and administrative	3,692	3,165	7,397	6,304
Costs associated with acquisitions	61	-	61	-
Total expenses	29,148	26,234	56,945	52,908
Operating income	5,732	6,514	10,891	12,229
Interest income	11	18	20	33
Interest expense	(8,304)	(8,736)	(16,365)	(16,919)
(Loss) income before gain on insurance recoveries
and income from discontinued operations	(2,561)	(2,204)	(5,454)	(4,657)
Gain on insurance recoveries	-	544	-	544
(Loss) income from continuing operations	(2,561)	(1,660)	(5,454)	(4,113)
Income from discontinued operations:
Operating income	-	267	-	569
Gain on disposition of properties	-	13,135	-	15,413
Income from discontinued operations	-	13,402	-	15,982
Net (loss) income	(2,561)	11,742	(5,454)	11,869
Net income attributable to noncontrolling redeemable interest	(13)	(14)	(26)	(27)
Net (loss) income attributable to AERC	(2,574)	11,728	(5,480)	11,842
Preferred share dividends	(980)	(1,049)	(2,030)	(2,100)
Preferred share repurchase costs	(993)	-	(993)	-
Allocation to participating securities	-	(429)	-	(482)
Net (loss) income applicable to common shares	$(4,547)	$10,250	$(8,503)	$9,260

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.17)	$(0.16)	$(0.35)	$(0.38)
Income from discontinued operations	-	0.78	-	0.94
Net (loss) income applicable to common shares	$(0.17)	$0.62	$(0.35)	$0.56

Weighted average shares outstanding - basic and diluted	27,433	16,528	24,316	16,481

9

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2010	2009	2010	2009
CALCULATION OF FFO AND FAD
Net (loss) income attributable to AERC		$(2,574)	$11,728	$(5,480)	$11,842

Add:	Depreciation - real estate assets	8,367	8,245	16,589	16,500
	Amortization of intangible assets	192	173	192	1,011
Less:	Preferred share dividends	(980)	(1,049)	(2,030)	(2,100)
	Preferred share redemption costs	(993)	-	(993)	-
	Gain on disposition of properties/gain on insurance recoveries	-	(13,679)	-	(15,957)

	Funds from Operations (FFO) (1)	4,012	5,418	8,278	11,296

Add:	Preferred share redemption costs	993	-	993	-
	Trust preferred redemption costs	727	-	727	-
Less:	Refund of defeasance costs for previously defeased loans	-	-	(553)	(563)
					-
	Funds from Operations as adjusted (1)	5,732	5,418	9,445	10,733

Add:	Depreciation - other assets	412	385	810	758
	Amortization of deferred financing fees	315	301	697	623
Less:	Recurring fixed asset additions (2)	(2,008)	(1,707)	(3,229)	(3,065)
	Funds Available for Distribution (FAD) (1)	$4,451	$4,397	$7,723	$9,049

Weighted average shares outstanding - basic and diluted (3)		27,433	16,528	24,316	16,481

PER SHARE INFORMATION:
FFO - basic and diluted		$0.15	$0.33	$0.34	$0.69
FFO as adjusted - basic and diluted		$0.21	$0.33	$0.39	$0.65
Dividends		$0.17	$0.17	$0.34	$0.34

Payout ratio - FFO		113.3%	51.5%	100.0%	49.3%
Payout ratio - FFO as adjusted		81.0%	51.5%	87.2%	52.3%
Payout ratio - FAD		106.3%	63.0%	106.3%	61.8%

(1)	See page 26 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)

The Company has excluded 569 and 326 common share equivalents from the three and six months ended June 30, 2010 calculation, respectively, and 16 common share equivalents from the three and six months ended June 30, 2009 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

10

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended June 30, 2010 and 2009 (Unaudited; dollar amounts in thousands)

	Three Months Ended
	June 30,
	2010	2009
REVENUE
Property revenue	$-	$925

EXPENSES
Property operating and maintenance	-	442
Depreciation and amortization	-	216
Total expenses	-	658
Operating income	-	267
Interest income	-	-
Interest expense	-	-
Gain on disposition of properties	-	13,135
Income from discontinued operations	$-	$13,402

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations.  Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009.

11

Associated Estates Realty Corporation Discontinued Operations (1) Six Months Ended June 30, 2010 and 2009 (Unaudited; dollar amounts in thousands)

	Six Months Ended
	June 30,
	2010	2009
REVENUE
Property revenue	$-	$2,021

EXPENSES
Property operating and maintenance	-	948
Depreciation and amortization	-	474
Total expenses	-	1,422
Operating income	-	599
Interest income	-	1
Interest expense	-	(31)
Gain on disposition of properties	-	15,413
Income from discontinued operations	$-	$15,982

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations.  Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009.

12

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Six Months Ended
	Estimated	June 30, 2010
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$4,704	$386
Maintenance personnel labor cost (2)		2,696	222
Total Operating Expenses Related to Repairs and Maintenance		7,400	608

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	114	10
Appliances	5	444	36
Building improvements	14	303	25
Carpet and flooring	5	1,256	103
Furnishings	5	29	2
HVAC and mechanicals	15	426	35
Landscaping and grounds	14	483	40
Suite improvements	5	63	5
Total Recurring Capital Expenditures - Properties		3,118	256
Corporate capital expenditures (4)		111	9
Total Recurring Capital Expenditures		3,229	265
Total Recurring Capital Expenditures and Repairs and Maintenance		$10,629	$873

Total Recurring Capital Expenditures		$3,229
Investment/Revenue Enhancing/Non-Recurring Expenditures (5)
Building improvements - unit upgrades	Various	2,593
Building improvements - other	20	70
Corporate office renovations		48
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		2,711

Grand Total Capital Expenditures		$5,940

(1)	Calculated using weighted average units owned during the three months ended June 30, 2010 of 12,182.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 28 for the Company's definition of recurring fixed asset additions.

(4)	Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5)	See page 28 for the Company's definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

13

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management
    and Service Company Expense and General and Administrative Expense
For the Three and Six Months Ended June 30, 2010 and 2009
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Fees, Reimbursements and Other Revenue
Property management fees	$20	$68	$40	$129
Asset management fees	73	74	121	123
Other revenue	14	9	89	117
Payroll reimbursements(1)	183	206	248	456
Fees, Reimbursements and Other Revenue(2)	290	357	498	825

Direct Property Management and Service Company Expense
Service company allocations	94	142	161	252
Payroll reimbursements(1)	183	206	248	456
Direct Property Management and Service Company Expense(2)	277	348	409	708
Service Company NOI	$13	$9	$89	$117

General and Administrative and Service Company Expense
General and administrative expense(2)	$3,692	$3,165	$7,397	$6,304
Service company allocations	94	142	161	252
General and Administrative and Service Company Expense	$3,786	$3,307	$7,558	$6,556

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

14

Associated Estates Realty Corporation Same Community Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Property Revenue	$32,336	$31,646	$31,756	$32,255	$32,138

Property Operating and
Maintenance Expenses
Personnel	3,813	3,870	3,687	3,686	3,799
Advertising	371	365	380	385	400
Utilities	1,821	1,898	1,765	1,851	1,686
Repairs and maintenance	2,547	2,132	1,863	2,417	2,463
Real estate taxes and insurance	4,285	4,540	4,398	4,494	4,332
Other operating	1,204	1,119	1,143	1,166	1,132
Total Expenses	14,041	13,924	13,236	13,999	13,812

Property Net Operating Income	$18,295	$17,722	$18,520	$18,256	$18,326

Operating Margin	56.6%	56.0%	58.3%	56.6%	57.0%

Total Number of Units	12,108	12,108	12,108	12,108	12,108

NOI Per Unit	$1,511	$1,464	$1,530	$1,508	$1,514

Average Net Rents Per Unit (1)	$909	$906	$912	$917	$920

Average Net Rent Collected Per Unit (2)	$859	$844	$848	$858	$855

Physical Occupancy - End of Period (3)	96.6%	95.3%	93.9%	94.6%	95.4%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

15

Associated Estates Realty Corporation Same Community Data Operating Results for the Six Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

	Six Months Ended
	June 30,
	2010	2009

Property Revenue	$63,982	$63,962

Property Operating and Maintenance Expenses
Personnel	7,683	7,536
Advertising	736	791
Utilities	3,719	3,497
Repairs and maintenance	4,679	4,674
Real estate taxes and insurance	8,825	8,850
Other operating	2,323	2,218
Total Expenses	27,965	27,566

Property Net Operating Income	$36,017	$36,396

Operating Margin	56.3%	56.9%

Total Number of Units	12,108	12,108

NOI Per Unit	$2,975	$3,006

Average Net Rents Per Unit (1)	$908	$923

Average Net Rent Collected Per Unit (2)	$852	$851

Physical Occupancy - End of Period (3)	96.6%	95.4%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

16

Associated Estates Realty Corporation Same Community Data As of June 30, 2010 and 2009 (Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q2	Q2%		Q2	Q2%		Q2	Q2%		Q2	Q2	Q2	Q2
	Units	Age (6)	2010	2009	Change	2010	2009	Change	2010	2009	Change	2010	2009	2010	2009
Midwest Properties
Indiana	836	14	$802	$809	(0.9)%	$846	$851	(0.6)%	$914	$908	0.7%	97.8%	97.8%	95.7%	87.1%
Michigan	2,888	19	722	727	(0.7)%	760	768	(1.0)%	840	839	0.1%	97.3%	96.1%	62.9%	67.7%
Ohio - Central Ohio	2,621	19	775	779	(0.5)%	818	820	(0.2)%	849	837	1.4%	96.4%	97.0%	63.6%	67.6%
Ohio - Northeastern Ohio	1,303	15	933	924	1.0%	963	957	0.6%	1,024	1,014	1.0%	98.9%	98.9%	62.0%	50.3%
Total Midwest Properties	7,648	18	785	788	(0.4)%	824	827	(0.4)%	882	876	0.7%	97.3%	97.1%	66.6%	66.8%

Mid-Atlantic Properties
Baltimore/Washington	667	24	1,256	1,250	0.5%	1,330	1,315	1.1%	1,387	1,352	2.6%	95.7%	98.1%	49.2%	40.2%
Virginia	804	4	1,089	1,097	(0.7)%	1,149	1,176	(2.3)%	1,217	1,184	2.8%	96.4%	94.9%	74.1%	74.6%
Total Mid-Atlantic Properties	1,471	13	1,165	1,167	(0.2)%	1,231	1,239	(0.6)%	1,294	1,260	2.7%	96.1%	96.3%	62.8%	59.0%

Southeast Properties
Florida	1,272	11	1,134	1,124	0.9%	1,191	1,216	(2.1)%	1,360	1,352	0.6%	95.9%	94.0%	57.5%	62.9%
Georgia	1,717	15	726	689	5.4%	806	843	(4.4)%	1,004	980	2.4%	94.5%	87.8%	71.3%	67.6%
Total Southeast Properties	2,989	14	900	874	3.0%	970	1,002	(3.2)%	1,155	1,138	1.5%	95.1%	90.4%	65.4%	65.6%

Total/Average Same
Community	12,108	16	$859	$855	0.5%	$909	$920	(1.2)%	$1,000	$987	1.3%	96.6%	95.4%	65.8%	65.6%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

17

Associated Estates Realty Corporation Property Revenue For the Three Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	Q2	Q2
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.8%	97.8%	$2,130	$2,115	$15	0.7%
Michigan	2,888	97.3%	96.1%	6,559	6,604	(45)	(0.7)%
Ohio - Central Ohio	2,621	96.4%	97.0%	6,330	6,334	(4)	(0.1)%
Ohio - Northeastern Ohio	1,303	98.9%	98.9%	3,791	3,732	59	1.6%
Total Midwest Properties	7,648	97.3%	97.1%	18,810	18,785	25	0.1%

Mid-Atlantic Properties
Baltimore/Washington	667	95.7%	98.1%	2,563	2,550	13	0.5%
Virginia	804	96.4%	94.9%	2,686	2,754	(68)	(2.5)%
Total Mid-Atlantic Properties	1,471	96.1%	96.3%	5,249	5,304	(55)	(1.0)%

Southeast Properties
Florida	1,272	95.9%	94.0%	4,443	4,401	42	1.0%
Georgia	1,717	94.5%	87.8%	3,834	3,648	186	5.1%
Total Southeast Properties	2,989	95.1%	90.4%	8,277	8,049	228	2.8%

Total/Same Community
Property Revenue	12,108	96.6%	95.4%	32,336	32,138	198	0.6%

Acquisitions (2)
Virginia	304	90.8%	N/A	626	-	626	N/A

Development
Virginia (3)	60	N/A	N/A	N/A	N/A	N/A	N/A

Total Property Revenue	12,472	96.0%	95.4%	$32,962	$32,138	$824	2.6%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.

18

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	Q2	Q2
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.8%	97.8%	$745	$872	$(127)	(14.6)%
Michigan	2,888	97.3%	96.1%	3,195	3,199	(4)	(0.1)%
Ohio - Central Ohio	2,621	96.4%	97.0%	2,897	2,851	46	1.6%
Ohio - Northeastern Ohio	1,303	98.9%	98.9%	1,435	1,437	(2)	(0.1)%
Total Midwest Properties	7,648	97.3%	97.1%	8,272	8,359	(87)	(1.0)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.7%	98.1%	949	827	122	14.8%
Virginia	804	96.4%	94.9%	914	865	49	5.7%
Total Mid-Atlantic Properties	1,471	96.1%	96.3%	1,863	1,692	171	10.1%

Southeast Properties
Florida	1,272	95.9%	94.0%	1,849	1,925	(76)	(3.9)%
Georgia	1,717	94.5%	87.8%	2,057	1,836	221	12.0%
Total Southeast Properties	2,989	95.1%	90.4%	3,906	3,761	145	3.9%

Total/Same Community
Property Operating Expenses	12,108	96.6%	95.4%	14,041	13,812	229	1.7%

Acquisitions (2)
Virginia	304	90.8%	N/A	221	-	221	N/A

Development
Virginia (3)	60	N/A	N/A	N/A	N/A	N/A	N/A

Total Property Operating Expenses	12,472	96.0%	95.4%	$14,262	$13,812	$450	3.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.

19

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Three Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	Q2	Q2
	No. of	Physical	Physical	2010	2009	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.8%	97.8%	$1,385	$1,243	$142	11.4%
Michigan	2,888	97.3%	96.1%	3,364	3,405	(41)	(1.2)%
Ohio - Central Ohio	2,621	96.4%	97.0%	3,433	3,483	(50)	(1.4)%
Ohio - Northeastern Ohio	1,303	98.9%	98.9%	2,356	2,295	61	2.7%
Total Midwest Properties	7,648	97.3%	97.1%	10,538	10,426	112	1.1%

Mid-Atlantic Properties
Baltimore/Washington	667	95.7%	98.1%	1,614	1,723	(109)	(6.3)%
Virginia	804	96.4%	94.9%	1,772	1,889	(117)	(6.2)%
Total Mid-Atlantic Properties	1,471	96.1%	96.3%	3,386	3,612	(226)	(6.3)%

Southeast Properties
Florida	1,272	95.9%	94.0%	2,594	2,476	118	4.8%
Georgia	1,717	94.5%	87.8%	1,777	1,812	(35)	(1.9)%
Total Southeast Properties	2,989	95.1%	90.4%	4,371	4,288	83	1.9%

Total/Same Community
Property NOI	12,108	96.6%	95.4%	18,295	18,326	(31)	(0.2)%

Acquisitions (3)
Virginia	304	90.8%	N/A	405	-	405	N/A

Development
Virginia (4)	60	N/A	N/A	N/A	N/A	N/A	N/A

Total Property NOI	12,472	96.0%	95.4%	$18,700	$18,326	$374	2.0%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(4)	Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.

20

Associated Estates Realty Corporation Property Revenue For the Six Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	YTD	YTD
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.8%	97.8%	$4,177	$4,168	$9	0.2%
Michigan	2,888	97.3%	96.1%	12,935	13,138	(203)	(1.5)%
Ohio - Central Ohio	2,621	96.4%	97.0%	12,586	12,646	(60)	(0.5)%
Ohio - Northeastern Ohio	1,303	98.9%	98.9%	7,459	7,369	90	1.2%
Total Midwest Properties	7,648	97.3%	97.1%	37,157	37,321	(164)	(0.4)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.7%	98.1%	5,114	5,018	96	1.9%
Virginia	804	96.4%	94.9%	5,348	5,534	(186)	(3.4)%
Total Mid-Atlantic Properties	1,471	96.1%	96.3%	10,462	10,552	(90)	(0.9)%

Southeast Properties
Florida	1,272	95.9%	94.0%	8,779	8,785	(6)	(0.1)%
Georgia	1,717	94.5%	87.8%	7,584	7,304	280	3.8%
Total Southeast Properties	2,989	95.1%	90.4%	16,363	16,089	274	1.7%

Total Same Community	12,108	96.6%	95.4%	63,982	63,962	20	0.0%

Acquisitions (2)
Virginia	304	90.8%	N/A	625	-	625	N/A

Development
Virginia (3)	60	N/A	N/A	N/A	N/A	N/A	N/A

Total Property Revenue	12,472	96.0%	95.4%	$64,607	$63,962	$645	1.0%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.

21

Associated Estates Realty Corporation Property Operating Expenses For the Six Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	YTD	YTD
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.8%	97.8%	$1,658	$1,796	$(138)	(7.7)%
Michigan	2,888	97.3%	96.1%	6,310	6,303	7	0.1%
Ohio - Central Ohio	2,621	96.4%	97.0%	5,734	5,620	114	2.0%
Ohio - Northeastern Ohio	1,303	98.9%	98.9%	2,826	2,885	(59)	(2.0)%
Total Midwest Properties	7,648	97.3%	97.1%	16,528	16,604	(76)	(0.5)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.7%	98.1%	1,894	1,711	183	10.7%
Virginia	804	96.4%	94.9%	1,813	1,802	11	0.6%
Total Mid-Atlantic Properties	1,471	96.1%	96.3%	3,707	3,513	194	5.5%

Southeast Properties
Florida	1,272	95.9%	94.0%	3,742	3,831	(89)	(2.3)%
Georgia	1,717	94.5%	87.8%	3,988	3,618	370	10.2%
Total Southeast Properties	2,989	95.1%	90.4%	7,730	7,449	281	3.8%

Total Same Community	12,108	96.6%	95.4%	27,965	27,566	399	1.4%

Acquisitions (2)
Virginia	304	90.8%	N/A	221	-	221	N/A

Development
Virginia (3)	60	N/A	N/A	N/A	N/A	N/A	N/A

Total Property Operating Expenses	12,472	96.0%	95.4%	$28,186	$27,566	$620	2.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.

22

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Six Months Ended June 30, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	YTD	YTD
	No. of	Physical	Physical	2010	2009	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.8%	97.8%	$2,519	$2,372	$147	6.2%
Michigan	2,888	97.3%	96.1%	6,625	6,835	(210)	(3.1)%
Ohio - Central Ohio	2,621	96.4%	97.0%	6,852	7,026	(174)	(2.5)%
Ohio - Northeastern Ohio	1,303	98.9%	98.9%	4,633	4,484	149	3.3%
Total Midwest Properties	7,648	97.3%	97.1%	20,629	20,717	(88)	(0.4)%

Mid-Atlantic Properties
Baltimore/Washington	667	95.7%	98.1%	3,220	3,307	(87)	(2.6)%
Virginia	804	96.4%	94.9%	3,535	3,732	(197)	(5.3)%
Total Mid-Atlantic Properties	1,471	96.1%	96.3%	6,755	7,039	(284)	(4.0)%

Southeast Properties
Florida	1,272	95.9%	94.0%	5,037	4,954	83	1.7%
Georgia	1,717	94.5%	87.8%	3,596	3,686	(90)	(2.4)%
Total Southeast Properties	2,989	95.1%	90.4%	8,633	8,640	(7)	(0.1)%

Total Same Community	12,108	96.6%	95.4%	36,017	36,396	(379)	(1.0)%

Acquisitions (3)
Virginia	304	90.8%	N/A	404	-	404	N/A

Development
Virginia (4)	60	N/A	N/A	N/A	N/A	N/A	N/A

Total Property NOI	12,472	96.0%	95.4%	$36,421	$36,396	$25	0.1%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(4)	Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.

23

Associated Estates Realty Corporation Debt Structure As of June 30, 2010 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	June 30, 2010	Total Debt	Interest Rate
FIXED RATE DEBT
Mortgages payable - CMBS	$99,191	21.4%	7.7%
Mortgages payable - other (1)	294,947	63.6%	5.8%
Total fixed rate debt	394,138	85.0%	6.3%

VARIABLE RATE DEBT
Mortgages payable	34,578	7.5%	4.8%
Unsecured revolving credit facility	35,000	7.5%	1.8%
Total variable rate debt	69,578	15.0%	3.3%
TOTAL DEBT	$463,716	100.0%	5.8%

Interest coverage ratio (2)	1.75:1
Fixed charge coverage ratio (3)	1.55:1
Weighted average maturity	6.0 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2010	$-	$21,000	$-	$21,000
2011(4)	54,021	-	35,000	89,021
2012	45,170	36,000	-	81,170
2013	-	132,209	-	132,209
2014	-	44,538		44,538
Thereafter	-	61,200	34,578	95,778
Total	$99,191	$294,947	$69,578	$463,716

(1)	Includes $21,000 of variable rate debt swapped to fixed.

(2)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(3)	Represents interest expense coverage, including capitalized interest and excluding defeasance and/or other prepayment costs/credits.

(4)	Includes the Company's unsecured revolving credit facility.

24

Associated Estates Realty Corporation 2010 Financial Outlook As of July 26, 2010

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net (loss) income attributable to AERC	$-0.38 to $-0.32
Expected real estate depreciation and amortization	1.31
Expected preferred share dividends	-0.07
Expected preferred share redemption costs	-0.04
Expected gains on disposition of properties/insurance recoveries	0.00
Expected Funds from Operations(1)	$0.82 to $0.88
Expected net defeasance costs (credits)	-0.02
Expected trust preferred redemption costs	0.03
Expected preferred share redemption costs	0.04
Expected Funds from Operations as adjusted (1)	$0.87 to $0.93

Same Community Portfolio
Revenue growth	-0.25% to 0.25%
Expense growth	2.00% to 2.50%
Property NOI (2) growth	-2.00% to -1.50%
Physical occupancy	95.0%

Transactions
Acquisitions	$100.0 to $150.0 million
Dispositions	$0 million
Development (3)	$2.5 million

Corporate Expenses
General and administrative expense	$14.2 million
Service company expense (4)	$0.4 million
Total	$14.6 million

Costs associated with acquistions	$0.4 million

Debt
Capitalized interest (3)	$0.3 million
Expensed interest (excluding defeasance/prepayment costs (credits)) (5)	$32.2 million
Expected net defeasance/prepayment costs (credits)	$(0.6) million
Trust preferred redemption costs	$0.7 million

Capital Structure (6)
Common share issuances (7)	$169.2 million
Common share repurchases	$0 million
Preferred share repurchases/redemption	$48.3 million
Preferred share redemption costs	$1.0 million

(1)	See page 26 for the Company's definition of this non-GAAP measurement.

(2)	See page 28 for the Company's definition of this non-GAAP measurement.

(3)

Reflects construction of 60 units on adjacent land to River Forest Apartments in Richmond, Virginia placed in service on June 30, 2010.  Total cost of development was $6.8 million, which includes $0.3 million of capitalized interest.

(4)

Excludes salaries and benefits reimbursed in connection with the management of properties for third parties which are grossed up in accordance with GAAP in fees, reimbursements and other and direct property management and service company expense.

(5)	Includes $1.3 million of deferred financing costs.

(6)	Earnings guidance does not take into consideration any additional share issuances or share repurchases.

(7)	Reflects issuances of 5,175,000 shares on January 15, 2010 and 9,200,000 shares on May 12, 2010.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, gains on insurance recoveries and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as adjusted

The Company defines FFO as adjusted as FFO, as defined above, plus the add back of refunds on previously defeased loans of $(553,000) and $(563,000) for the six months ended June 30, 2010 and June 30, 2009, respectively. In accordance with GAAP, these refunds on previously defeased loans are included as interest expense in the Company's Consolidated Statement of Operations.  Additionally, the three and six months ended June 30, 2010 includes add backs of non–cash charges of $1.0 million and $700,000, respectively, associated with the redemption of the Company’s Series B preferred shares and trust preferred debt.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

26

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  The Company considers EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income available to common shares to EBITDA.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2010	2009	2010	2009

Net (loss) income applicable to common shares	$(4,547)	$10,250	$(8,503)	$9,260
Allocation to participating securities	-	429	-	482
Preferred share dividends	980	1,049	2,030	2,100
Preferred share redemption costs	993	-	993	-
Interest income	(11)	(18)	(20)	(34)
Interest expense (1)	8,304	8,736	16,365	16,950
Depreciation and amortization	8,971	8,803	17,591	18,269
Gain on disposition of properties/gain on insurance recoveries	-	(13,679)	-	(15,957)
Taxes	79	86	157	160

Total EBITDA	$14,769	$15,656	$28,613	$31,230

(1)

The three months ended June 30, 2010 and 2009 included defeasance credits and preferred share redemption costs of $727 and $0, respectively.  The six months ended June 30, 2010 and 2009 includes defeasance credits and preferred share repurchase costs of $174 and $(563), respectively.

 Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

27

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net (loss) income attributable to AERC.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2010	2009	2010	2009

Property NOI	$18,700	$18,326	$36,421	$36,396
Service company NOI	13	9	89	117
Construction and other services NOI	(257)	(69)	(570)	(185)
Depreciation and amortization	(8,971)	(8,587)	(17,591)	(17,795)
General and administrative expense	(3,692)	(3,165)	(7,397)	(6,304)
Costs associated with acquisitions	(61)	-	(61)	-
Interest income	11	18	20	33
Interest expense	(8,304)	(8,736)	(16,365)	(16,919)
Gain on insurance recoveries	-	544	-	544
Income from discontinued operations:
Operating income	-	267	-	569
Gain on disposition of properties	-	13,135	-	15,413
Income from discontinued operations	-	13,402	-	15,982
Net (loss) income	(2,561)	11,742	(5,454)	11,869
Net income attributable to noncontrolling redeemable interest	(13)	(14)	(26)	(27)
Consolidated net (loss) income attributable to AERC	$(2,574)	$11,728	$(5,480)	$11,842

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.

28